UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 13, 2016, Medivation, Inc. (the “Company”) issued a press release announcing that the Company had filed with the Securities and Exchange Commission a definitive consent revocation statement and mailed a letter to Company stockholders with an accompanying infographic. A copy of the press release, including the letter to Company stockholders and infographic, is attached hereto as Exhibit 99.1.

On June 13, 2016, the Company sent a letter to its employees addressing the Sanofi consent solicitation and Company consent revocation processes. A copy of the letter to the Company’s employees is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Medivation, Inc. dated June 13, 2016.

99.2	Letter to Medivation employees sent on June 13, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: June 13, 2016	By:	/s/ Jennifer Jarrett
Jennifer Jarrett
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of Medivation, Inc. dated June 13, 2016.

99.2	Letter to Medivation employees sent on June 13, 2016.